PARR FAMILY OF FUNDS

THE USX CHINA FUND

Supplement to Prospectus and SAI
Dated June 10, 2008

This Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated December 31, 2007 for The USX China Fund (“Fund”), a series of the Parr Family of Funds, updates the Prospectus and SAI to revise the information as described below. For further information, please contact the Fund toll-free at 1-877-244-6235. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090-1904, or by calling the Fund toll-free at the number above.

Prospectus:

1. The bar chart on page 6 of the Prospectus is revised to state that the Annual Total Return as of December 31, 2006 for Class C shares was 34.7% as shown below:

2. The table under the section “Expenses” under “Fees and Expenses of the Fund” on page 8 of the Prospectus is revised to change the 3 year numbers provided for Class C shares to read as follows:

	1 year	3 years	5 years	10 years
Class A shares	$662	$1,226	$1,815	$3,404
Class C shares	$406	$1,100	$1,915	$4,034

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A shares	$662	$1,226	$1,815	$3,404
Class C shares	$304*	$1,100	$1,915	$4,034

* The CDSC is not included in these calculations. If the CDSC were included, your costs would be higher.

SAI:

1. The first paragraph under the section “Board of Trustees, Officers and Principal Shareholders - Trustees and Officers” on page 15 of the SAI is revised to read as follows:

Trustees and Officers. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

2. The section “Code of Ethics” on page 21 of the SAI is revised to read as follows:

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Each code permits the applicable entity’s employees and officers to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the Trust’s and Adviser’s code requires that portfolio managers and other investment personnel of the Adviser report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

3. The first sentence of the second paragraph under “Additional Tax Information” on page 25 of the SAI is revised to read as follows:

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the “Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.

Investors Should Retain This Supplement for Future Reference